NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Fair value of Financial Instruments (Policies)	11 Months Ended
Nov. 30, 2017
SDA Mill, Audited
Fair value of Financial Instruments

o)Fair value of Financial Instruments

Accounting standards regarding fair value of financial instruments define fair value, establish a three-level hierarchy which prioritizes and defines the types of inputs used to measure fair value, and establish disclosure requirements for assets and liabilities presented at fair value on the combined balance sheets. Fair value is the amount that would be received from the sale of an asset or paid for the transfer of a liability in an orderly transaction between market participants. A liability is quantified at the price it would take to transfer the liability to a new obligor, not at the amount that would be paid to settle the liability with the creditor.

The three-level hierarchy is as follows:

• Level 1 inputs consist of unadjusted quoted prices for identical instruments in active markets.

• Level 2 inputs consist of quoted prices for similar instruments.

• Level 3 valuations are derived from inputs which are significant and unobservable and have the lowest priority.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The carrying amounts reported in the balance sheet for cash, trade receivables, other receivables, accounts payable and accrued liabilities, due to related party, and short-term loans payable approximate their fair market value based on the short-term maturity of these instruments. As of November 30, 2017 and December 31, 2016, the Company did not have any financial liabilities measured and recorded at fair value on the Company’s combined balance sheets on a recurring basis.